UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 9, 2006

OUTDOOR CHANNEL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-17287	33-0074499
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4344 Business Park Drive, Suite 113
Temecula, California 92590

(Address of principal executive offices, including zip code)

(951) 699-4749

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

Amendment to Employment Agreement with Roger L. Werner, Jr.

On November 9, 2006, Outdoor Channel Holdings, Inc. (the “Company”) entered into an amendment to the employment agreement (the “Amendment”) with Roger L. Werner, Jr., the Company’s President.

The Amendment provides that Mr. Werner will be appointed to the position of the Company’s Chief Executive Officer as of the date immediately following the date the Company has filed its Form 10-Q for the quarter ending on September 30, 2006.

The Amendment is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.02.              Results of Operations and Financial Condition

On November 9, 2006, Outdoor Channel Holdings, Inc. issued a press release announcing its revenues for the quarter ended September 30, 2006.  A copy of the news release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 2.02 of this Current Report on Form 8-K.

Item 9.01               Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description
10.1	Amendment of Employment Agreement with Roger L. Werner, Jr., effective as of November 9, 2006.
99.1	Press Release of Outdoor Channel Holdings, Inc. dated November 9, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUTDOOR CHANNEL HOLDINGS, INC., a Delaware corporation

By:	/s/ Thomas E. Hornish
Thomas E. Hornish General Counsel

Date:  November 9, 2006

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment of Employment Agreement with Roger L. Werner, Jr., effective as of November 9, 2006.
99.1	Press Release of Outdoor Channel Holdings, Inc. dated November 9, 2006.